Exhibit 10.5

                         SURRENDER AND ESCROW AGREEMENT

         THIS SURRENDER AND ESCROW AGREEMENT (the "Agreement") is entered into and effective as of the 9th day of January 2002 by and between American Family Cookies, Inc., a Delaware corporation (the "Company"), Ian Bauer, Victor Bauer, Edmund Abramson, John Grisham and Mark Lee (collectively, the Stockholders") and Bondy & Schloss LLP (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company has authorized that the proper officers of the Company to enter into an agreement to merge with American Family Cookies LLC, GB Partners and Gregory Enterprises, Inc. (the "Merger Entities") in consideration of the Company issuing to the principals of the Merger Entities an aggregate of 2,700,000 shares of the Company's common stock; and

         WHEREAS, in order to provide the necessary operating capital to the Company after the merger, the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to enable it to raise a minimum of $1,200,000 (the "Minimum Amount"); and

         WHEREAS, as a condition of the merger, the Merger Entities are requiring the Stockholders to escrow their shares (the "Escrow Shares") with Bondy & Schloss LLP (the "Escrow Agent") which shares the Stockholders have agreed to surrender to the Company's treasury in the event the Minimum Amount is not raised prior to the expiration of the offering in accordance with the termination provisions set forth in the Registration Statement;

         NOW, THEREFORE, in consideration of the mutual obligations hereunder, the parties hereto agree as follows:

         1.0 APPOINTMENT OF ESCROW AGENT. The Company hereby appoints the Escrow Agent to act as escrow agent in accordance with and subject to the terms and conditions of this Agreement (the "Agreement") for the sole and exclusive benefit of the parties hereto, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to the terms and conditions hereof.

         2.0 DEPOSIT OF SHARES. In satisfaction of its obligations to the Merger Entities, the Stockholders are depositing with the Escrow Agent the certificates representing the Escrow Shares, in the name of the Stockholders and/or their transferees, as the case may be.

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         3.0 RELEASE OF SHARES. In the event the Minimum Amount is raised in accordance with the terms of the Registration Statement, the Escrow Agent shall release the Escrow Shares to the Stockholders and/or their transferees, as the case may be. In the event the Minimum Amount is not raised in accordance with the terms of the Registration Statement, the Escrow Agent shall release the Escrow Shares to the Company on behalf of the Stockholders and/or their transferees, as the case may be for surrender to the Company's treasury.

         4.0 LOCK-UP. The Stockholders agrees, for the benefit of the Company, that for a period of one (1) year following the effective date of the Merger, not to directly or indirectly register, issue, offer, sell, offer to sell, contract to sell, hypothecate, pledge or otherwise dispose of any Escrow Shares without the prior written consent of the Company, except that the Stockholders may transfer by gift, to members of their family or others, Escrow Shares, providing however that the transfer is subject to the terms of this Agreement. The Stockholders acknowledge that the Company shall cause its transfer agent to place appropriate stock transfer restrictions on all Escrow Shares reflecting the terms of this Agreement.

         5.0      LIMITATIONS OF ESCROW AGENT'S CAPACITY.

         5.1 This Agreement expressly and exclusively set forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

         5.2 The Escrow Agent shall act hereunder as a depository and in a ministerial capacity only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, whether in form or substance, or for the form of execution thereof, or for any endorsement or lack of endorsement thereon or for any description therein. It shall be sufficient if a writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement. The Escrow Agent shall not be required, in any way, to determine the identity or authority of any person executing the same or the genuineness of such signature.

         5.3 This Agreement as it presently exists or may hereafter be amended constitutes the entire agreement between the Escrow Agent and any other parties hereto in connection with the subject matter hereof, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any other agreement may be deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof.

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         5.4 The Escrow Agent shall have no liability or obligation to notify any party hereto or any other party interested in this Agreement of any maturity occurring under this Agreement or under the terms of any instrument deposited herewith, unless such notice is explicitly provided for in this Agreement.

         5.5 The Escrow Agent shall not be charged with notice of knowledge of any fact or information not herein set forth.

         6.0 AUTHORITY OF ESCROW AGENT.

         6.1 The Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Agreement only in accordance with the provisions of Section 3 above.

         6.2 The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including but not limited to items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and the items amending the terms of this Agreement.

         6.3 The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and shall incur no liability and shall be fully protected in act and in accordance with the advise of such counsel.

         6.4 In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Escrow Agent, in good faith, shall be in doubt as to what action it should take, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists and in any such event the Escrow Agent shall not be, or become liable, in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all the interested persons, and the Escrow Agent shall have been notified thereof in writing, signed by all such persons. Notwithstanding the preceding, the Escrow Agent may, in its discretion, obey the order or judgment, decree or levy of any court, whether with or without jurisdiction, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey (and shall have no liability to any person or party so doing) any such orders, judgments, decrees or levies which the Escrow Agent is advised, by legal counsel of its own choosing, is binding upon it. The rights of the Escrow

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Agent under this subsection are cumulative with all other rights which it may have by law or otherwise.

         6.5 The Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including but not limited to the following (i) the act, failure or negligence of any agent or correspondent selected by the Escrow Agent for the remittance of the subject matter hereof (ii) any delay, error omission or default of any mail, telegraph, cable or wireless agency or operator
(iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers.

         6.6 Without in any way limiting any other provision of this Agreement, it is expressly understood and agreed that the Escrow Agent shall be under no duty or obligation to give any notice or to do or to omit the doing of any action or anything with respect to the subject matter hereof except to receive, hold and deliver the same in accordance with the terms hereof. The Escrow Agent shall not be liable for any error in judgment, or act or omission, or any mistake of law or fact or for doing anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

         6.7 In the event that any controversy should arise among the parties with respect to this Agreement, or should the Escrow Agent resign and the parties fail to select another escrow agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties, all at the cost of the Company.

         7.0 INDEMNIFICATION.

         7.1 The Company and the Stockholders hereby indemnify and hold free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company, the Stockholders and/or the transferees of the Stockholders, as the case may be, against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

         7.2 The Company and the Stockholders hereby indemnify and hold free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company, Stockholders and/or the transferees of the Stockholders, as the case may be against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

         7.3 The Company and the Stockholders, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow


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Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

         8.0 RESIGNATION. The Escrow Agent may resign at any time by giving written notice to the parties hereto whereupon the parties hereto will appoint a successor Escrow Agent within thirty (30) days thereafter. Until a successor Escrow Agent has been named and has accepted its appointment or until another disposition of the subject matter of this Agreement has been agreed upon by all the parties hereto, the Escrow Agent shall be discharged of all of its duties hereunder save to keep the subject matter whole.

         9.0      GENERAL PROVISIONS.

         9.1 The Escrow Agent upon the release of all of the subject matter pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.

         9.2 Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.

         9.3 Any payment, notice, request for consent, report, or any other communication required or permitted in this Agreement shall be in writing, and either (1) delivered in person; (2) sent by express mail or other overnight delivery service providing receipt of delivery; (3) mailed by certified mail, postage prepaid, return receipt requested; or (4) sent by telecopy or other facsimile transmission, with proof of transmission thereof retained by the transmitter, as follows:

                  If to the Escrow Agent:

                           Bondy & Schloss LLP
                           6 East 43rd Street
                           New York, New York 10017
                           Attention: Gerald A. Adler
                           Tel: (212) 661-3535
                           Fax: (212) 972-1677


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                  If to the Company:

                           American Family Cookies, Inc.
                           112 Wheeler Street
                           LaVergne, TN 37086
                           Attention: Robert Gregory, President
                           Tel: (615) 793-9800
                           Fax: (615) 793-9820

                           With a copy to:

                           Bondy & Schloss LLP
                           6 East 43rd Street
                           New York, New York 10017
                           Attention: Gerald A. Adler
                           Tel: (212) 661-3535
                           Fax: (212) 972-1677

                  If to the Stockholders:

                           c/o Ian Bauer
                           250 West 57th Street
                           New York, New York 10107
                           Tel: (212) 581-8867
                           Fax: (212) 581-8759

or to such other address as any party may designate by notice. Any such notice or communication, if given or made by prepaid, certified mail or by recorded express delivery, shall be deemed to have been made when actually received, but not later than three (3) business days after the same was posted or given to such express delivery service and if made properly by telecopy or other facsimile transmission such notice or communication shall be deemed to have been made at the time of dispatch.

         Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to the other party.

         9.4 This Agreement is being made in and is intended to be construed according to the laws of the State of New York. It shall inure to and be binding upon the parties hereto and their respective successors, receivers, personal representatives, trustees and assigns.

         9.5 Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.

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         9.6 The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto.

         9.7 If one or more of the provisions hereof shall, for any reason, be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9.8 The Escrow Agent and any shareholder, director, officer, member, partner or employee of the Escrow Agent may buy, sell or deal in any of the securities of the Company, become pecuniarily interested in any transaction in which the Company or the Stockholders may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Escrow Agent were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company or the Stockholders, including, without limitation, as attorney in fact or at law, or as transfer agent for any securities.

         9.9 This Agreement may be executed in counterparts at one time or at different times and, irrespective of the date of execution between the parties named herein, it shall be deemed executed as of the date first above written and constitute one and the same instrument.









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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

American Family Cookies, Inc.


By: /s/ ROBERT GREGORY
   -------------------------
   Robert Gregory, President

Bondy & Schloss LLP

By: /s/ GERALD A. ADLER
    -------------------
    Gerald A. Adler

Stockholders:


/s/ IAN BAUER
-------------
Ian Bauer

/s/ VICTOR BAUER
---------------
Victor Bauer

/s/ EDMUND ABRAMSON
------------------
Edmund Abramson

/s/ JOHN GRISHAM
----------------
John Grisham

/s/ MARK LEE
------------
Mark Lee




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